UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22853

StoneCastle Financial Corp.
(Exact name of registrant as specified in charter)

152 West 57th Street, 35th Floor New York, NY			10019
(Address of principal executive offices)			(Zip code)

Joshua S. Siegel StoneCastle Financial Corp. 152 West 57th Street, 35th Floor New York, NY 10019
(Name and address of agent for service)

Copies of Communications to: John P. Falco, Esq. Pepper Hamilton LLP 3000 Two Logan Square / Eighteenth and Arch Streets Philadelphia, PA 19103-2799 (215) 981-4659

Registrant’s telephone number, including area code:		(212) 354-6500

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report

June 30, 2017
(unaudited)

NASDAQ BANX

stonecastle-financial.com

STONECASTLE FINANCIAL CORP.

StoneCastle Financial Corp.

Schedule of Investments (unaudited)

As of June 30, 2017

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Term Loans – 29.2%
Banking – 29.2%
Baraboo Bancorporation, Inc.	Senior Secured Term Loan, 10.50%, 12/28/2026	$13,000,000	$13,178,750
First Community Holdings, Inc.	Subordinated Term Loan, 7.50%, 7/1/2027	$12,500,000	12,375,000
Halbur Bancshares, Inc.	Subordinated Term Loan, 8.75%, 10/1/2026	$3,000,000	3,000,000
Lincoln Park Bancorp	Subordinated Term Loan, 8.25%, 1/1/2026	$5,000,000	5,000,000
MidWest Community Financial Corporation	Subordinated Term Loan, 7.25%, 1/1/2026	$2,500,000	2,475,000
Midwest Regional Bank	Subordinated Term Loan, 8.625%, 1/1/2027	$5,000,000	5,000,000
	Total Term Loans (Cost $41,000,000)		41,028,750
Debt Securities – 6.4%
Banking – 6.4%
MMCapS Funding I, Ltd. / MMCapS Funding I, Inc.	Fixed Rate Senior Notes, 8.04%, 6/8/2031, 144A(4)	$6,512,291	5,958,746
Preferred Term Securities, Ltd. / Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030, 144A(1)	$3,033,902	3,071,825
	Total Debt Securities (Cost $8,150,823)		9,030,571
Trust Preferred Securities – 28.8%
Banking – 28.8%
Amboy Capital Trust I	Trust Preferred Security, 9.00%, 7/29/2029, 144A(4)	$15,500,000	15,451,563
Capital City TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$1,910,903	1,915,680
Central Trust Company Capital Trust I	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$2,500,000	2,512,500
First Alliance Capital Trust I	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$6,500,000	6,500,000
First Citizens TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$2,229,387	2,240,534
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$2,547,870	2,573,348
Mercantil TPS LLC	Trust Preferred Security Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$4,777,256	4,825,029
National Bank of Indianapolis TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$4,299,531	4,331,777
	Total Trust Preferred Securities (Cost $40,810,878)		40,350,431

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Credit Securitizations – 32.2%
Banking – 32.2%
Community Funding CLO, Ltd.	Preferred Shares(5) (Estimated effective yield 10.49%), 144A(4)	$45,500,000	$44,021,250
U.S. Capital Funding I, Ltd. / U.S. Capital Funding I, Corp.	Subordinate Income Note, Due 5/1/2034, 144A(4)(6)	$4,700,000	1,104,500
	Total Credit Securitizations (Cost $46,691,385)		45,125,750
Preferred Stocks – 34.3%
Banking – 34.3%
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%(6)*	$6,400,000	5,616,000
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%(6)**	$150,000	131,625
Citizens Bancshares Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$12,000,000	11,760,000
Citizens Bancshares Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$750,000	735,000
First Priority Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series C, 9%	$428,000	423,720
First United Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$5,333,340	5,333,340
First Western Financial, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$131,000	129,690
First Western Financial, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series C, 9%	$219,000	216,810
Katahdin Bankshares Corporation	Floating Rate Non-Cumulative Preferred Stock, Series D, 8.75%	$10,000,000	9,900,000
Reliance Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$12,750,000	12,622,500
Tennessee Valley Financial Holdings, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$100,000	97,000
Tennessee Valley Financial Holdings, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$49,000	47,775
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$1,218,000	1,187,550
	Total Preferred Stocks (Cost $49,918,750)		48,201,010
Common Stocks – 0.9%
Banking – 0.9%
Happy Bancshares, Inc.	Equity Security - Private Placement, 144A(4)(6)	44,000	1,284,360
	Total Common Stocks (Cost $1,001,000)		1,284,360

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Limited Partnership Interest – 0.6%
Banking – 0.6%
Priam Capital Fund I, L.P.	Private Placement of Limited Partnership Interest(6)+	$1,000,000	$845,500
	Total Limited Partnership Interest (Cost $1,003,317)		845,500
	Total Long Term Investments (Cost $188,576,153)		185,866,372
Short-Term Investment – 0.1%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class	156,324	156,324
	Total Short-Term Investment (Cost $156,324)		156,324
	Total Investments (Cost $188,732,477)(7)(8)† - 132.5%		186,022,696
	Other assets and liabilities, net - (32.5)%(9)		(45,602,860)
	Total Net Assets - 100.0%		$140,419,836

(1)  We do not "control" and are not an "affiliate" of any of our investments, each as defined in the Investment Company Act (the "1940 Act").

(2)  $ represents security position traded in par amount.

(3)  Fair Value is determined in good faith in accordance with the Company's valuation policy and is reviewed and accepted by the Company's Board of Directors.

(4)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.

(5)  The preferred shares are considered an equity position in the credit securitization. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company's securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.

(6)  Currently non-income producing security.

(7)  Investments are income producing assets unless otherwise noted by footnote (6).

(8)  Cost values reflect accretion of original issue discount or market discount, and amortization of premium.

(9)  Includes $49,500,000 in bank loans from Texas Capital Bank.

+  The Limited Partnership is an entity organized solely for the purpose of investing in First Mariner Bank.

*   As of June 30, 2017, this investment has deferred, undeclared and compounding dividends of $997,737 that will be recognized by StoneCastle Financial Corp. once they are declared by Chicago Shore Corporation.

**  As of June 30, 2017, this investment has deferred, undeclared and compounding dividends of $23,384 that will be recognized by StoneCastle Financial Corp. once they are declared by Chicago Shore Corporation.

†  As of June 30, 2017, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,480,600 and gross unrealized depreciation was $4,190,381, resulting in net unrealized depreciation of $2,709,781.

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

*  The following is a listing of the underlying unsecured loans, subordinated debentures and notes that were made by Community Funding CLO, Ltd. See Notes to Financial Statements for additional information on StoneCastle Financial Corp's. investment in Community Funding CLO, Ltd.

Bank Name	Principal Amount	State
First Partners Financial, Inc.	$5,500,000	Alabama
Cornerstone Community Bancorp	5,000,000	California
Stockmens Bank	2,500,000	Colorado
Bankwell Financial Group	7,500,000	Connecticut
SBT Bancorp, Inc.	7,500,000	Connecticut
Biscayne Bancshares, Inc.	7,500,000	Florida
Idaho Trust Bancorp	5,000,000	Idaho
Bancorp Financial, Inc.	12,500,000	Illinois
Freeport Bancshares, Inc.	3,150,000	Illinois
Market Street Bancshares, Inc.	7,500,000	Illinois
First Internet Bancorp	10,000,000	Indiana
Treynor Bancshares, Inc.	12,500,000	Iowa
Freedom Bancshares, Inc.	2,000,000	Kansas
Williams Holding Company, Inc.	1,000,000	Kansas
CB&T Holding Corp.	12,500,000	Louisiana
Delmar Bancorp	2,000,000	Maryland
Citizens Bancshares	12,500,000	Missouri
Security State Bancshares, Inc.	12,500,000	Missouri
Bank Name	Principal Amount	State
InterMountain Bancorp, Inc.	$7,500,000	Montana
First State Holding Co.	9,350,000	Nebraska
Highlands Bancorp, Inc.	7,500,000	New Jersey
Country Bank Holding Co., Inc.	7,500,000	New York
Pathfinder Bancorp, Inc.	10,000,000	New York
Quontic Bank Holdings Corporation	3,000,000	New York
MidWest Community Financial Corp.	7,500,000	Oklahoma
Myers Bancshares, Inc.	10,000,000	Oklahoma
First Resource Bank	2,000,000	Pennsylvania
Victory Bancorp, Inc.	5,000,000	Pennsylvania
Sandhills Holding Company, Inc.	8,500,000	South Carolina
First Citizens Bancshares, Inc.	10,000,000	Texas
Happy Bancshares, Inc.	7,500,000	Texas
Linden Bancshares, Inc.	4,000,000	Texas
First National Corporation	5,000,000	Virginia
FS Bancorp. Inc.	10,000,000	Washington
Partnership Community Bancshares	7,000,000	Wisconsin
Total	$250,000,000

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

StoneCastle Financial Corp.

As of June 30, 2017

Geographic Distribution of Bank Issuers(1) (unaudited)
State	% of Total Investments(2)
Alabama	0.53%
Arkansas	0.02%
California	7.19%
Colorado	0.42%
Connecticut	1.42%
Florida	8.49%
Georgia	0.64%
Illinois	5.53%
Indiana	3.78%
Iowa	2.80%
Kansas	2.34%
Kentucky	0.01%
Louisiana	1.21%
Maine	5.33%
Maryland	3.51%
Massachusetts	0.01%
Michigan	1.37%
Minnesota	1.03%
State	% of Total Investments(2)
Mississippi	0.02%
Missouri	18.54%
Montana	0.71%
Nebraska	0.91%
New Jersey	11.74%
New York	4.08%
North Carolina	0.23%
North Dakota	0.02%
Ohio	0.01%
Oklahoma	3.01%
Pennsylvania	0.69%
South Carolina	0.81%
Tennessee	0.08%
Texas	4.06%
Virginia	0.51%
Washington	0.97%
West Virginia	0.21%
Wisconsin	7.77%
100.00%

(1)  The term "Bank Issuers" as used herein refers to banks or holding companies thereof and includes issuers in which we have direct and indirect investments. Includes Community Funding CLO, Ltd.

(2)  For purposes of this table the calculation of the percentage of total Long-Term Investments are based on the Bank Issuers in which SCFC directly and indirectly holds investments. With respect to direct investments that are secured by obligations issued by Bank Issuers (each a "Secured Bond"), the percentage was calculated by prorating the market value of the Secured Bond among the obligations issued by the underlying Bank Issuers that collateralize such Secured Bond and dividing each such amount by total Long-Term Investments.

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

StoneCastle Financial Corp.

As of June 30, 2017

Geographic Distribution of Community Funding CLO, Ltd.(1) (unaudited)
State	% of Total Investment(1)
Alabama	2.20%
California	2.00%
Colorado	1.00%
Connecticut	6.00%
Florida	3.00%
Idaho	2.00%
Illinois	9.26%
Indiana	4.00%
Iowa	5.00%
Kansas	1.20%
Louisiana	5.00%
Maryland	0.80%
State	% of Total Investment(1)
Missouri	10.00%
Montana	3.00%
Nebraska	3.74%
New Jersey	3.00%
New York	8.20%
Oklahoma	7.00%
Pennsylvania	2.80%
South Carolina	3.40%
Texas	8.60%
Virginia	2.00%
Washington	4.00%
Wisconsin	2.80%
100.00%

(1)  For purposes of this table the calculation of the percentage of total Investment in the Community Funding CLO, Ltd. are based on the Bank Issuers in which Community Funding directly holds investments.

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

Financial Statements

Statement of Assets and Liabilities As of June 30, 2017 (unaudited)

Assets
Investments in securities, at fair value (Cost $188,732,477)	$186,022,696
Cash (see Note 7)	521,184
Interest and dividends receivable	3,334,760
Prepaid assets	1,141,050
Total assets	191,019,690
Liabilities
Loan payable (see Note 7)	49,500,000
Investment advisory fees payable	833,664
Loan interest payable	12,320
Directors' fees payable	12,491
Accrued expenses payable	241,379
Total liabilities	50,599,854
Net Assets	$140,419,836
Net assets consist of:
Common stock, at par ($0.001 per share)	$6,539
Paid-in capital	144,799,774
Accumulated net investment loss	(1,369,717)
Accumulated net realized loss on investments	(306,979)
Net unrealized depreciation on investments	(2,709,781)
Net Assets	$140,419,836
Net asset value per share
Common Stock Shares Outstanding	6,539,308
Net asset value per common share	$21.47
Market price per share	$20.40
Market price discount to net asset value per share	-4.98%

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

Statement of Operations For the Six Months Ended June 30, 2017 (unaudited)

This Statement of Operations summarizes the Company's investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Interest	$6,432,551
Dividends	2,196,558
Origination fee income	21,279
Other income	125,000
Total investment income	8,775,388
Expenses
Investment advisory fee	1,667,907
Interest expense	1,013,400
Transfer agent, custodian fees and administrator fees	140,839
ABA marketing and licensing fees	123,415
Bank Fees	116,314
Directors' fees	101,913
Professional fees	101,225
Investor relations fees	62,910
Insurance expense	45,961
Printing fees	33,610
Valuation service fees	30,325
Miscellaneous fees (proxy, printing, rating agency, etc.)	131,614
Total expenses	3,569,433
Plus: Advisory fee recaptured (Note 3)	115,000
Total expenses after recapture	3,684,433
Net investment income	5,090,955
Realized and Unrealized Gain on Investments
Net realized gain on investments	373,095
Net change in net unrealized depreciation on investments	1,024,200
Net realized and unrealized gain on investments	1,397,295
Net Increase in Net Assets Resulting From Operations	$6,488,250

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

Statements of Changes In Net Assets

These statements of changes in net assets show how the value of the Company's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the Six Months Ended June 30, 2017 (unaudited)	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets
From Operations
Net investment income	$5,090,955	$10,175,245
Net realized gain on investments	373,095	327,807
Net change in unrealized appreciation/(depreciation) on investments	1,024,200	(3,489,006)
Net increase in net assets resulting from operations	6,488,250	7,014,046
Distributions to shareholders
From net investment income	(4,835,176)	(9,521,907)
Return of capital	—	—
Total distributions	(4,835,176)	(9,521,907)
From Company share transactions
Reinvestment of distributions	211,556	293,147
Increase in net assets resulting from Company share transactions	211,556	293,147
Total increase/(decrease)	1,864,630	(2,214,714)
Net assets
Beginning of period	138,555,206	140,769,920
End of period[1]	$140,419,836	$138,555,206
Shares outstanding
Beginning of period	6,528,105	6,510,953
Reinvestment of distributions	11,203	17,152
End of period	6,539,308	6,528,105

1   Includes accumulated net investment loss of ($1,369,717) and ($1,625,496), respectively.

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

Statement of Cash Flow

This Statement of Cash Flows shows cash flow from operating and financing activities for the period stated.

For the Six Months Ended June 30, 2017 (unaudited)
Cash flows from operating activities
Net increase in net assets from operations	$6,488,250
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(16,287,375)
Proceeds from sales and redemption of investment securities	26,640,941
Net purchase of short-term investments	2,502,023
Net realized gain on investments	(373,095)
Net change in unrealized depreciation on investments	(1,024,200)
Net accretion of premium	662
Increase in prepaid expenses	(339,647)
Decrease in interest receivable and dividends receivable	555,720
Decrease in payable for securities purchased	(2,252,539)
Increase in advisory fees payable	42,757
Decrease in loan interest payable	(58,005)
Decrease in Directors' fees payable	(835)
Decrease in accrued fees payable	(99,917)
Net cash provided by operating activities	15,794,740
Cash flows from financing activities
Decrease in loan payable	(12,000,000)
Cash distributions to shareholders	(7,039,019)
Net cash used by financing activities	$(19,039,019)
Net decrease in cash	(3,244,279)
Cash:
Beginning of period	3,765,463
End of period	$521,184
Supplemental disclosure of cash flow information
Cash paid for interest	$1,071,405

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

Financial Highlights

The financial highlights show how the Company's net asset value for a common stock share has changed during the period.

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013†
Per share operating performance
Net Asset value, beginning of period	$21.22		$21.62	$21.86	$23.07	$23.49[1]
Net investment income/(loss)[2]	0.78		1.56	1.44	0.84	(0.09)
Net realized and unrealized gain (loss) on investments[2]	0.21		(0.50)	(0.17)	0.01	(0.05)
Offering costs[2]	—		—	—	(0.06)	—
Total from investment operations	0.99		1.06	1.27	0.79	(0.14)
Less distributions to shareholders
From net investment income	(0.74)		(1.46)	(1.29)	(1.22)	(0.28)
Return of capital	—		—	(0.22)	(0.78)	—
Total distributions	(0.74)		(1.46)	(1.51)	(2.00)	(0.28)
Net asset value, end of period	$21.47		$21.22	$21.62	$21.86	$23.07
Per share market value, end of period	$20.40		$18.69	$16.30	$19.47	$24.56
Total investment return based on market value[3]	13.38	%*	24.45%	(8.68)%	(13.59)%	(0.62	)%*
Total investment return based on net asset value	5.10	%*	6.53%	7.88%	3.28%	(0.65	)%*
Ratios and supplemental data
Net assets end of period (in millions)	$140.4		$138.6	$140.8	$142.1	$108.3
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any[4]	5.16	%**	5.02%	4.87%	3.73%	3.04	%**
Expenses after waivers and/or recoupment, if any[5,6]	5.33	%**	4.94%	4.50%	3.73%	3.04	%**
Net investment income/(loss)[7]	7.36	%**	7.33%	6.56%	3.41%	(3.00	)%**
Portfolio turnover rate	9	%*	34%	101%	30%	81	%*
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$49,500		$61,500	$25,000	$22,500	$—
Asset Coverage per $1,000 for revolving credit agreement[8]	3,837		3,253	6,631	7,317	—

1  Net asset value at beginning of period reflects a deduction of $1.51 per share of sales load and offering expense from the initial public offering price of $25 per share.

2  The net investment income, unrealized gain/(loss) on investments and offering costs per share was calculated using the average shares outstanding method.

3  Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.

4  Ratio of expenses before waivers or recapture, if any to managed assets equals 3.66%, 3.58% and 3.62% for the period ended June 30, 2017 and the years ended December 31, 2016 and 2015, respectively.

5  Ratio of expenses after waivers or recapture, if any to managed assets equals 3.78%, 3.52% and 3.35% for the period ended June 30, 2017 and the years ended December 31, 2016 and 2015, respectively.

6  Excluding interest expense, net operating expenses would have been 3.86%, 3.74% and 3.54% for the period ended June 30, 2017 and the years ended December 31, 2016 and 2015, respectively.

7  Ratio of net investment income to managed assets equals 5.22%, 5.23% and 4.88% for the period ended June 30, 2017 and the years ended December 31, 2016 and 2015, respectively.

8  Calculated by subtracting the Company's total liabilities (excluding the loan) from the Company's total assets and dividing that amount by the loan outstanding in 000's.

*  Not-annualized.

**  Annualized.

†  The Company commenced operations on November 13, 2013

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

Notes to Financial Statements

Note 1 — Organization

StoneCastle Financial Corp.("SCFC"or the"Company") is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the "Investment Company Act") which commenced investment operations on November 13, 2013. In addition, SCFC has elected to be treated for tax purposes as a regulated investment company, or "RIC" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code''). As an investment company, the Company follows the accounting and reporting guidance of the Financial Accounting Standards Board and the Accounting Standards Codification Topic 946 "Financial Services — Investment Companies."

SCFC's primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Note 2 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by SCFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("U.S.GAAP") and requires the Board of Directors,inclusive of the sub-committees, and the Advisor to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — SCFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation — The most significant estimates made in the preparation of the Company's financial statements are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual

Semi-Annual Report | StoneCastle Financial Corp.

periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the "exit price") in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly; and

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC's Board will also review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at "market value." If a market value cannot be obtained or if SCFC's Advisor determines that the value of a security as so obtained does

StoneCastle Financial Corp. | Semi-Annual Report

not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments.The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Investment in Credit Securitization. On October 15, 2015, SCFC made an investment in Community Funding CLO, Ltd. ("Community Funding") a credit securitization. SCFC purchased $45.5 million of Preferred Shares issued by Community Funding.

Community Funding was structured in two tranches: $205.0 million of senior secured Class A Notes rated A3 by Moody's Investors Service and $45.5 million of unrated Preferred Shares, for a total issuance of $250.5 million. The collateral has an average yield of 7.00% and the Class A Notes initially pay a fixed rate coupon of 5.75%. The net proceeds were primarily used to fund direct capital investments into 35 community and regional banks from 24 different states. The capital issued to the banks was predominantly in the form of subordinated loans that rank senior in priority to Trust Preferred Securities, TARP, SBLF, Preferred Shares and Common Shares.

SCFC was the sole purchaser of the $45.5 million Preferred Shares, funding their purchase with portfolio securities and cash. Income received by SCFC from its investments in the Preferred Shares is characterized as ordinary income. Income from the investment in Community Funding is recorded based upon an estimate of effective yield to maturity utilizing assumed cash flows. SCFC monitors the expected cash flows from its investment in Community Funding and the effective yield is determined and updated as needed. The Preferred Shares receive the remaining cash flows generated from the pooled transaction after expenses are paid. Expenses consist of administrative expenses and interest expense on the Class A notes, as well as,a service fee paid to StoneCastle Investment Management, LLC, an affiliate of StoneCastle Asset Management, StoneCastle Financial Corp.'s advisor. The Servicer rebates the entire service fee to SCFC quarterly. For the six months ended June 30, 2017 this amounted to $125,000.

The fair value of the credit securitization is determined using market price quotations (where observable) and other observable market inputs. When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Credit securitizations are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes and observable inputs. At June 30, 2017, SCFC's investment in Community Funding was valued on the basis of the average of two broker quotes.

Preferred and Trust Preferred Securities. The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions). When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are

Semi-Annual Report | StoneCastle Financial Corp.

unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Debt Securities. Under procedures established by our Board of Directors, we value secured debt, unsecured debt, senior term loans, subordinated term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

Equity Securities. SCFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company's policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported "bid" price if held long, and last reported "ask" price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

The Company's assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at June 30, 2017, were as follows:

	TOTAL FAIR VALUE AT 06-30-17	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Term Loans	$41,028,750	$—	$41,028,750	$—
Debt Securities	9,030,571	—	9,030,571	—
Trust Preferred Securities	40,350,431	—	40,350,431	—
Credit Securitizations	45,125,750	—	45,125,750	—
Preferred Stocks	48,201,010	—	48,201,010	—
Common Stocks	1,284,360	—	—	1,284,360
Limited Partnership Interest	845,500	—	—	845,500
Short-Term Investment	156,324	156,324	—	—
Total Investments in Securities	$186,022,696	$156,324	$183,736,512	$2,129,860

StoneCastle Financial Corp. | Semi-Annual Report

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. GAAP requires SCFC to present reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

	COMMON STOCK	LIMITED PARTNERSHIP INTEREST		TOTAL
Balance at December 31, 2016	$3,310,256	$896,500		$4,206,756
Realized gains including earnings	442,657	—		442,657
Unrealized appreciation/ (depreciation) on investments	(524,696)	(51,000)		(575,696)
Purchases	—	—		—
Sales	(1,943,857)	—		(1,943,857)
Transfers in	—	—		—
Transfers out	—	—		—
Balance at June 30, 2017	$1,284,360 (1)	$845,500	(1)	$2,129,860

(1)  Value based on price to book valuation analysis.

The change in unrealized appreciation on Level 3 securities still held as of June 30, 2017 was $(575,696).

	FAIR VALUE AT 06/30/17	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS
Common Stock	$1,284,360	Prior transaction analysis	Price to book ratio Discount for transaction costs	1.45% 3%
Limited Partnership Interest	845,500	Prior transaction analysis	Price to book ratio Discount for transaction costs	0.96% 3%
	$2,129,860

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by SCFC, after deducting any available capital loss carryovers are declared and paid

Semi-Annual Report | StoneCastle Financial Corp.

to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Note 3 — Investment Advisory Fee and Other Fee Arrangements

StoneCastle Asset Management, LLC ("Advisor"), a subsidiary of StoneCastle Partners, LLC ("StoneCastle Partners"), serves as investment advisor to SCFC pursuant to a management agreement with SCFC (the "Management Agreement"). For its services as the investment advisor, SCFC pays the Advisor a fee at the annual rate of 1.75% of total assets. SCFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings.

Pursuant to an agreement between SCFC and the Advisor, the Advisor agreed to waive $115,000 representing a portion of the management fee that would otherwise be payable to the Advisor for the quarter ended December 31, 2016. As per the agreement, this fee may be recaptured by the Adviser for a period of one year ending December 31, 2017 to the extent net income earned by SCFC exceeds $0.39 per share in any quarter. This fee was recaptured in the quarter ended March 31, 2017.

SCFC currently pays each Director who is not an officer or employee of the Advisor a fee of $55,000 per annum, plus $1,500 for each in-person meeting of the Board of Directors or committee meeting. The chairman of SCFC's audit committee and the Lead Independent Director are each to be paid an additional amount not expected to exceed $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested Directors do not receive any compensation from SCFC. SCFC has incurred $101,913 of Directors fees for the six months period ended June 30, 2017.

Note 4 — Purchases and Sales and Redemptions of Securities

For the six months period ended June 30, 2017, (i) the cost of purchases was $16,287,375, (ii) the sales and redemptions of securities was $26,640,941. At June 30, 2017, the aggregate cost basis of securities for federal income tax purposes was $188,732,477 and the aggregate net unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,709,781 (gross unrealized appreciation $1,480,600; gross unrealized depreciation $4,190,381).

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, SCFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise

StoneCastle Financial Corp. | Semi-Annual Report

when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SCFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires SCFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. SCFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, SCFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	($680,074)
Unrealized Depreciation	(3,733,981)
Other Temporary Differences	(1,625,496)
Total	($6,039,551)

The Company utilized $327,007 of short-term capital loss carry forwards and the other temporary differences consists of distributions payable.

For the year ended December 31, 2016, the tax character of distributions paid by the Company was $9,385,342 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The Company declared a $0.37 per share dividend on March 10, 2017 and $0.37 per share dividend on June 2, 2017, which was paid on March 29, 2017 and June 29, 2017, respectively.

At June 30, 2017, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by SCFC were as follows:

Federal tax cost	$188,732,477
Gross unrealized appreciation	1,480,600
Gross unrealized depreciation	(4,190,381)
Net unrealized depreciation	($2,709,781)

Pursuant to federal income tax rules applicable to regulated investment companies, SCFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2016 and ending December 31, 2016, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2017. For the year ended December 31, 2016, SCFC had no ordinary income or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 , SCFC is permitted to carry forward capital losses incurred for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. For the

Semi-Annual Report | StoneCastle Financial Corp.

year ended December 31, 2016, SCFC had capital loss carryforwards of $680,074 all of which are short-term capital losses.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company's prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Company.

Risks of Concentration in the Banking Industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

StoneCastle Financial Corp. | Semi-Annual Report

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the "CFPB") rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel Ill protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution's financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company's assets in illiquid and restricted securities may restrict the Company's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Semi-Annual Report | StoneCastle Financial Corp.

Note 7 — Revolving Credit Agreement

On June 9, 2014, the Company entered into a revolving credit agreement (the "Credit Agreement") with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the "Syndicates") to borrow up to $45,000,000. On January 16th, 2015 the Company closed an additional $25 million on the Credit Agreement, which increased the maximum borrowing amount to $70 million.

On May 25, 2017, the Company amended its Credit Agreement to the following terms:

•  The Facility is now solely funded by Texas Capital Bank, located in Dallas, Texas.

•  The cost of the Facility has decreased to a significantly lower credit spread of LIBOR+2.35%, down from Libor +2.85%.

•  The maturity date of the facility has been extended for five years to May 16, 2022.

•  The size of the Facility has been adjusted from $70 million to $62 million, reflecting the maximum amount the Company can borrow based on current assets and internal guidelines.

•  In the prior facility, the Company was required to maintain a deposit account of $3.5 million of cash with the lead lender. The $3.5 million account is no longer required.

The Facility is rated "A3" by Moody's Investor Services. The Facility remains secured by substantially all of the assets of the Company.

As of June 30, 2017, $49,500,000 has been committed and drawn and is at fair value. Such borrowings constitute financial leverage. The Agreement has a five year term and a stated maturity of May 2022 and was priced at LIBOR +2.35%. The Company is charged a fee of 0.50% on any undrawn commitment balance. The Credit Agreement contains customary covenants, negative covenants and default provisions, including covenants that limit the Company's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company's policies. For the six month ended June 30, 2017, the average daily loan balance was $53,799,724 at a weighted average interest rate of 3.69%. With respect to these borrowings, interest of $1,013,400 is included in the Statement of Operations.

Note 8 — Indemnification

In the normal course of business, SCFC may enter into contracts that provide general indemnifications. SCFC's maximum exposure under these arrangements is dependent on claims that may be made against SCFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the SCFC's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to SCFC.

Note 9 — Origination Fees and Other Income

Includes closing fees (or origination fees) associated with investments in portfolio companies. Such fees are normally paid at closing of the Company's investments, are fully earned and

StoneCastle Financial Corp. | Semi-Annual Report

non-refundable, and are generally non-recurring. Other Income includes service fees earned from the Community Funding CLO, Ltd. credit securitization and due diligence fees. SCFC had origination fee income of $21,279 and other income of $125,000 for the six months ended June 30, 2017.

Note 10 — Capital Share Transactions

As of June 30, 2017, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, SCFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, SCFC issued 4,001 shares of common stock. On November 13, 2013, SCFC sold 4,400,000 shares of our common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 SCFC sold an additional 125,000 shares and 167,047 shares, respectively, of our common stock at a public offering price of $25.00 per share pursuant to the underwriters' exercise of the over-allotment option. On November 7, 2014, SCFC sold an additional 1,600,000 shares via an initial public offering at a price of $23.00 per share. On December 2, 2014, SCFC sold an additional 202,000 shares of our common stock at a public offering price of $23.00 per share pursuant to the underwriters' exercise of the over-allotment option. Total shares issued and outstanding at June 30, 2017 were 6,539,308.

Note 11 — Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Semi-Annual Report | StoneCastle Financial Corp.

Dividends and Distributions

Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to "regulated investment companies" or "RICs" and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2017

Period	Amount Declared
1st Quarter 2017	$0.37
2nd Quarter 2017	$0.37
$0.74

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an "opt out" dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan ("Plan") all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by our Board of Directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under

StoneCastle Financial Corp. | Semi-Annual Report

applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

Semi-Annual Report | StoneCastle Financial Corp.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2016.

55.12% of ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), 55.37% of ordinary dividends paid during the fiscal year ended December 31, 2016 are designated as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2016 Form 1099-DIV in early 2017. This reflected the tax character of all distributions paid in calendar year 2016.

Additional Information

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on how to access documents on the SEC's website without charge may be obtained by calling (800) SEC-0330. The Company's Form N-Q may also be obtained upon request and without charge by calling Investor Relations (212) 354-6500 or on the Company's website at www.StoneCastle-Financial.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling Investor Relations (212) 354-6500; (2) at www.StoneCastle-Financial.com; and (3) on the SEC's website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company's portfolio during the Annual period ended June 30 is available upon request and without charge (1) at www.StoneCastle-Financial.com or by calling Investor Relations (212) 354-6500 and (2) on the SEC's website at http://www.sec.gov.

StoneCastle Financial Corp. | Semi-Annual Report

Results of Stockholders Meeting

The Annual Meeting of Stockholders of StoneCastle Financial Corp (the "Company") was held on July 5, 2017. A description of the proposal and number of shares voted at the Meeting are as follows:

Proposal 1:

To elect two Class I Directors of the Company, each to serve for a term ending at the 2020 Annual Meeting of Stockholders of the Company and when his or her successor is duly elected and qualified.

	Voted For	Withheld
Clara Miller	4,684,906	70,789
George Shilowitz	4,220,949	534,746

Proposal 2:

The Board to approve an Agreement and Plan of Reorganization pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust.

For	Against	Abstain	Non Votes
2,349,937	37,183	35,573	2,333,002

Semi-Annual Report | StoneCastle Financial Corp.

Management

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of our Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o StoneCastle Partners, 152 West 57th Street, 35th Floor, New York, New York 10019. Our board of directors will initially consist of three directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of our Advisor or its affiliates and two directors who are "interested persons." Our directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as "independent directors." We refer to the directors who are "interested persons" (as defined in the Investment Company Act) are referred to below as "interested directors." Under our certificate of incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Joshua Siegel	46	Chairman of the Board & Chief Executive Officer	2018	Managing Partner and CEO of StoneCastle Partners, LLC	StoneCastle Partners, LLC; StoneCastle Cash Management, LLC
George Shilowitz	52	Director & President	2017	Managing Partner and Co-CEO of StoneCastle Partners, LLC; Senior Portfolio Manager of StoneCastle Partners, LLC	StoneCastle Partners, LLC

Independent Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Alan Ginsberg	55	Director, Chairman of Audit Committee	2019	Managing Director, Bank America Securities until 5/08; Partner, Change Investments 5/08 to 8/09; Senior Advisor, StoneCastle Partners 5/10 to 5/13	External Advisory Board of Peabody Museum at Yale University

StoneCastle Financial Corp. | Semi-Annual Report

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	56	Director, Member of Audit Committee and Lead Independent Director	2018	CEO and Founder of Tiger Infrastructure Partners	Chairman, Board of Director of Tiger Cool Express, Hudson Fiber Network, Easterly Government Properties, American National
Clara Miller	67	Director, Member of Audit Committee	2017	Non-Profit Finance Fund 10/84 to 3/11; The F.B. Heron Foundation 3/11 to present	GuideStar, The Robert Sterling Clark Foundation, and Family Independence Initiative

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Patrick J. Farrell	57	Chief Financial Officer	Since April 1, 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to date; Chief Financial Officer of Emerging Managers Group, LP
Rachel Schatten	46	General Counsel, Chief Compliance Officer and Secretary	Since July 2013	General Counsel and Chief Compliance Officer of Hardt Group, General Counsel and Chief Compliance Officer of StoneCastle Partners, LLC

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act:

Joshua S. Siegel. Chief Executive Officer & Chairman of the Board. Mr. Siegel is the founder and Managing Partner of StoneCastle Partners and serves as its Chief Executive Officer.With over two decades of experience in financial services, 19 of which have been spent advising clients and investing in financial institutions or assets, he is widely regarded as a leading expert and investor in the banking industry and is often quoted in financial media, including The Wall Street Journal, The New York Times, American Banker, and CNNMoney. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, FDIC, Federal Reserve Bank and SNL Financial. A creative instructor with a passion for teaching, Mr. Siegel has regularly been invited to educate government regulators about the specialized community banking sector. He also serves as Adjunct Professor at the Columbia Business School in New York City. Immediately prior to co-founding StoneCastle, Mr. Siegel was a co-founder and Vice President of the Global Portfolio Solutions Group at Citigroup, a group organized to finance portfolios of financial assets for corporations and to invest in the sector as a principal and market maker. He later assumed responsibility for developing new products, including pooled investment strategies for the community banking sector. Mr. Siegel originally joined Salomon Brothers in 1996 (which was merged into Travelers in 1998 and into Citigroup in 1999) in the tax and

Semi-Annual Report | StoneCastle Financial Corp.

lease division, providing financing and advisory services to government-sponsored enterprises and Fortune 500 corporations. Prior to his tenure at Citigroup, Mr. Siegel worked at Sumitomo Bank where he served as a corporate lending officer, as a banker managing equipment lease and credit derivative transactions, and as a member of the New York Credit Committee and at Charterhouse, carrying out merchant banking and private equity transactions. Mr. Siegel has provided strategic advice to the Global Food Banking Network. He also provides annual economic support to Prep for Prep to make sure academic brilliance is recognized and nurtured without regard to a student's economic, demographic or sociological impediments. He holds a B.S. in Management and Accounting from Tulane University.

George Shilowitz. President and Director. Mr. Shilowitz is a Managing Partner and Co-CEO of StoneCastle Partners and serves as the Senior Portfolio Manager of StoneCastle Partners. Mr. Shilowitz has two decades of fixed income and principal investment experience. Mr. Shilowitz worked with StoneCastle since its founding in 2003 and became a partner in 2007. Prior to joining StoneCastle, Mr. Shilowitz was a senior executive at Shinsei Bank and participated in its highly successful turnaround, sponsored by J.C. Flowers & Co. and Ripplewood Partners. At Shinsei, Mr. Shilowitz managed various business units, including Merchant Banking and Principal Finance and was the President of its wholly-owned subsidiary, Shinsei Capital (USA) Limited. Prior to Shinsei, Mr. Shilowitz was a senior member of the Principal Transactions Group at Lehman Brothers in Asia from 1997-2000, focusing on proprietary investments and debt portfolio acquisitions from distressed financial institutions. From 1995-1997, he was a member of Salomon Brothers' asset finance group where he met and first collaborated with Mr. Siegel. Mr. Shilowitz began his career in 1991 at First Boston Corporation (now Credit Suisse) as a member of the fixed income mortgage arbitrage group and also held positions in the financial engineering group and in asset finance investment banking where he focused on banks and specialty finance companies. He holds a B.S. in Economics from Cornell University.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not "interested persons" of StoneCastle Financial Corp., as defined by the 1940 Act:

Alan Ginsberg. Mr. Ginsberg has more than 25 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc. in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA's Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Mr. Ginsberg has advised on more than 65 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves on Yale's Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity

StoneCastle Financial Corp. | Semi-Annual Report

Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm,where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Before attending business school, Mr. Henry was a member of the principal investing arm of Morgan Stanley, where he was involved in the execution of leveraged buyouts on the firm's behalf. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Clara Miller. Clara Miller is President and a Director of The F. B. Heron Foundation, which helps people and communities help themselves out of poverty. Prior to assuming the Foundation's presidency, Ms. Miller was President and CEO of Nonprofit Finance Fund which she founded and ran from 1984 through 2010. Ms.Miller is on the boards of the Sustainability Accounting Standards Board (SASB), Family Independence Initiative, and StoneCastle Financial Corp. From 2010-2014, Ms. Miller was a member of the Nonprofit Advisory Committee of the Financial Accounting Standards Board. Ms. Miller is a member of the G8 U.S. Advisory Committee on Impact investing. In 2015, Ms. Miller received Investor of the Year award from Institutional Investor Magazine in the category of "small foundations." Ms. Miller was appointed by President Clinton to the U.S. Treasury's first Community Development Advisory Board for the then-newly-created Community Development Financial Institutions Fund in 1996 and served later as its Chair. She also chaired the Opportunity Finance Network board for six years and was a member of the Community Advisory Committee of the Federal Reserve Bank of New York for eight years.

Executive Officers Who Are Not Directors

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 30 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rachel Schatten. General Counsel, Chief Compliance Officer and Secretary. Ms. Schatten had over 12 years of investment adviser experience prior to joining StoneCastle Partners as General Counsel and Chief Compliance Officer in 2013. From 2004 to 2013, she served as the U.S. General Counsel and Chief Compliance Officer of a subsidiary of Hardt Group Investments AG, an international fund of funds, and the General Securities Principal of its affiliated broker-dealer since its inception through its subsequent sale. Prior to her tenure at the Hardt Group, Ms. Schatten was an Associate in the investment management group of

Semi-Annual Report | StoneCastle Financial Corp.

Schulte Roth & Zabel LLP, where she counseled investment advisers on developing and structuring new hedge funds, including domestic and offshore entities, master feeder funds, and funds of funds. She holds Series 7, 63 and 24 licenses and is admitted to practice law in New York. She graduated Cum Laude from Albany Law School of Union University, where she was an associate editor of the Albany Law Review and a member of the Justinian Society.

Additional information regarding the Directors of StoneCastle Financial Corp. can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-373-6374 and is also available on the Company's website at http://www.stonecastle-financial.com

StoneCastle Financial Corp. | Semi-Annual Report

Privacy Notice

StoneCastle Financial Corp. ("we" or "us") is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (212) 354 6500.

Semi-Annual Report | StoneCastle Financial Corp.

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StoneCastle Financial Corp.

BOARD OF DIRECTORS

Interested Directors(1)

Joshua S. Siegel, Chairman of the Board of Directors

George Shilowitz

Independent Directors

Alan Ginsberg

Emil Henry, Jr.

Clara Miller

OFFICERS

Joshua S. Siegel, Chief Executive Officer

George Shilowitz, President

Patrick J. Farrell, Chief Financial Officer

Rachel Schatten, General Counsel, Chief Compliance Officer and Secretary

INVESTMENT ADVISOR

StoneCastle Asset Management LLC
152 West 57th St, 35th Floor
New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)                                 Not applicable.

(b)                                 There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	8/9/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	8/9/2017

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	8/9/2017

* Print the name and title of each signing officer under his or her signature.